Stock Index Fund
of North American Funds
286 Congress Street
Boston, Massachusetts  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Stock Index Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 786 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b), 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.


                                (Continued and to be signed on the reverse side)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                  ---

1(a).  To approve or disapprove a new investment advisory           FOR [_]     AGAINST [_]     ABSTAIN [_]
agreement between American General Asset Management Corp.
("AGAM") and North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the
previous investment advisory agreement with AGAM.

1(b).  To approve or disapprove a new subadvisory agreement         FOR [_]     AGAINST [_]     ABSTAIN [_]
between AGAM and American General Investment Management L.P.
("AGIM") or an affiliate thereof, the terms of which are the same in all material respects as the previous subadvisory agreement between AGAM and AGIM.

2.     To approve or disapprove the Agreement and Plan of
Reorganization between North American Funds on behalf of the Fund   FOR [_]     AGAINST [_]     ABSTAIN [_]
and SunAmerica Strategic Investment Series, Inc. on behalf of the
SunAmerica Stock Index Fund.

3.     In their discretion, the named proxies may vote to transact
such other business as properly may come before the meeting or      FOR [_]     AGAINST [_]     ABSTAIN [_]
any adjournment thereof.


RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING   PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                             shares are held by joint tenants, both should sign.

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND  When signing as attorney or as executor,
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.         administrator, trustee or guardian, or as a
                                                                    custodian for a minor, please give full title as
                                                                    such.  If a corporation, please sign in full
                                                                    corporate name by president or other authorized
                                                                    officer.  If a partnership, please sign in
                                                                    partnership name by authorized persons.

                                                                    Dated:_________________________________

                                                                    X______________________________________
                                                                                   Signature

                                                                    X______________________________________
                                                                            Signature, if held jointly

Science & Technology Fund
of North American Funds
286 Congress Street
Boston, Massachusetts 02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Science & Technology Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 786 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.


                                (Continued and to be signed on the reverse side)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                  ---


1.  To approve or disapprove a new investment advisory agreement          FOR [_]     AGAINST [_]     ABSTAIN [_]
between American General Asset Management Corp. ("AGAM") and
North American Funds on behalf of each of the Fund, the terms of which are the same in all material respects as the previously existing investment advisory agreement with AGAM.

2.  To approve or disapprove the Agreement and Plan of                    FOR [_]     AGAINST [_]     ABSTAIN [_]
Reorganization between North American Funds on behalf of the Fund and SunAmerica Strategic Investment Series, Inc. on behalf of the
SunAmerica Science & Technology Fund.

3.  In their discretion, the named proxies may vote to transact           FOR [_]     AGAINST [_]     ABSTAIN [_]
such other business as properly may come before the meeting or any adjournment thereof.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING
PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND        PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.               shares are held by joint tenants, both should sign.
                                                                          When signing as attorney or as executor,
                                                                          administrator, trustee or guardian, or as a
                                                                          custodian for a minor, please give full title as
                                                                          such.  If a corporation, please sign in full
                                                                          corporate name by president or other authorized
                                                                          officer.  If a partnership, please sign in
                                                                          partnership name by authorized persons.

                                                                          Dated:_________________________________

                                                                          X______________________________________
                                                                                         Signature

                                                                          X______________________________________
                                                                                 Signature, if held jointly


Aggressive Growth LifeStyle Fund
of North American Funds
286 Congress Street
Boston, Massachusetts 02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Aggressive Growth LifeStyle Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 786 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b), 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.


                                (Continued and to be signed on the reverse side)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                  ---



1(a).  To approve or disapprove a new investment advisory            FOR [_]     AGAINST [_]     ABSTAIN [_]
agreement between American General Asset Management Corp.
("AGAM") and North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the
previous investment advisory agreement with AGAM.

1(b).  To approve or disapprove a new subadvisory agreement          FOR [_]     AGAINST [_]     ABSTAIN [_]
between AGAM and American General Investment Management L.P.
("AGIM") or an affiliate thereof, the terms of which are the same in all material respects as the previous subadvisory agreement between AGAM and AGIM.

2.  To approve or disapprove the Agreement and Plan of               FOR [_]     AGAINST [_]     ABSTAIN [_]
Reorganization between North American Funds on behalf of the Fund and SunAmerica Strategic Investment Series, Inc. on behalf of the
SunAmerica Aggressive Growth LifeStage Fund.

3.  In their discretion, the named proxies may vote to transact      FOR [_]     AGAINST [_]     ABSTAIN [_]
such other business as properly may come before the meeting or any adjournment thereof.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING    PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                              shares are held by joint tenants, both should sign.
                                                                     When signing as attorney or as executor,
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND   administrator, trustee or guardian, or as a
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.          custodian for a minor, please give full title as
                                                                     such.  If a corporation, please sign in full
                                                                     corporate name by president or other authorized
                                                                     officer.  If a partnership, please sign in
                                                                     partnership name by authorized persons.

                                                                     Dated:___________________________________________

                                                                     X________________________________________________
                                                                                          Signature

                                                                     X________________________________________________
                                                                                  Signature, if held jointly

Moderate Growth LifeStyle Fund
of North American Funds
286 Congress Street
Boston, Massachusetts  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Moderate Growth LifeStyle Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 786 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b), 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.


                                (Continued and to be signed on the reverse side)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                  ---

1(a).  To approve or disapprove a new investment advisory              FOR [_]     AGAINST [_]     ABSTAIN [_]
agreement between American General Asset Management Corp. ("AGAM")
and North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.

1(b).  To approve or disapprove a new subadvisory agreement            FOR [_]     AGAINST [_]     ABSTAIN [_]
between AGAM and American General Investment Management L.P.
("AGIM") or an affiliate thereof, the terms of which are the same in all material respects as the previous subadvisory agreement between AGAM and AGIM.

2.  To approve or disapprove the Agreement and Plan of                 FOR [_]     AGAINST [_]     ABSTAIN [_]
Reorganization between North American Funds on behalf of the Fund and SunAmerica Strategic Investment Series, Inc. on behalf of the
SunAmerica Moderate Growth LifeStage Fund.

3.  In their discretion, the named proxies may vote to transact        FOR [_]     AGAINST [_]     ABSTAIN [_]
such other business as properly may come before the meeting or any adjournment thereof.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND                       PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
THE ACCOMPANYING PROXY STATEMENT IS HEREBY                             shares are held by joint tenants, both should sign.
ACKNOWLEDGED.                                                          When signing as attorney or as executor,
                                                                       administrator, trustee or guardian, or as a
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.                     custodian for a minor, please give full title as
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY                          such.  If a corporation, please sign in full
USING THE ENCLOSED ENVELOPE.                                           corporate name by president or other authorized
                                                                       officer.  If a partnership, please sign in
                                                                       partnership name by authorized persons.

                                                                       Dated:_____________________________

                                                                       X_________________________________
                                                                                    Signature

                                                                       X_________________________________
                                                                             Signature, if held jointly

Conservative Growth LifeStyle Fund
of North American Funds
286 Congress Street
Boston, Massachusetts  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Conservative Growth LifeStyle Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 786 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b), 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.


                                (Continued and to be signed on the reverse side)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                  ---

1.  To approve or disapprove a new investment advisory agreement           FOR [_]     AGAINST [_]     ABSTAIN [_]
between American General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previously existing investment advisory agreement with AGAM.

1(b).  To approve or disapprove a new subadvisory agreement                FOR [_]     AGAINST [_]     ABSTAIN [_]
between AGAM and American General Investment Management L.P.
("AGIM") or an affiliate thereof, the terms of which are the same in all material respects as the previous subadvisory agreement between AGAM and AGIM.

2.  To approve or disapprove the Agreement and Plan of                     FOR [_]     AGAINST [_]     ABSTAIN [_]
Reorganization between North American Funds on behalf of the Fund and SunAmerica Strategic Investment Series, Inc. on behalf of the the SunAmerica Conservative Growth LifeStage Fund.

3.  In their discretion, the named proxies may vote to transact            FOR [_]     AGAINST [_]     ABSTAIN [_]
such other business as properly may come before the meeting or any adjournment thereof

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING
PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.                shares are held by joint tenants, both should sign.
                                                                           When signing as attorney or as executor,
                                                                           administrator, trustee or guardian, or as a
                                                                           custodian for a minor, please give full title as
                                                                           such.  If a corporation, please sign in full
                                                                           corporate name by president or other authorized
                                                                           officer.  If a partnership, please sign in
                                                                           partnership name by authorized persons.

                                                                           Dated:______________________________________

                                                                           X___________________________________________
                                                                                               Signature

                                                                           X___________________________________________
                                                                                        Signature, if held jointly